Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	-	-	MCPIX
Miller Intermediate Bond Fund	-	-	MIFIX

Supplement dated January 18, 2022 to

the Funds’ Prospectus dated March 1, 2021

Effective immediately, all references to the S&P 500 Total Return Index and its performance returns in Funds’ Prospectus are removed.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information each dated March 1, 2021 which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.